Exhibit 10.13

To:           SUSPECT DETECTION SYSTEMS, INC.

SUSPECT DETECTION SYSTEMS, INC.
REGULATION S SUBSCRIPTION AGREEMENT AND INVESTMENT
REPRESENTATION

SECTION 1

1.1           Subscription.

(a)           The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 500,000 Units (hereafter defined) to be issued by SUSPECT DETECTION SYSTEMS, INC., a Delaware corporation (the "Company") in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S.  The Company is directly offering for sale 4 Units for the aggregate gross proceeds of $400,000. A “Unit” shall consist of the following:

(1)	2,500,000 share of Common Stock (a “Purchased Share”) at the purchase price of $0.04 per share;

(2)
833,333 warrants, as further described in the Class A Warrant Agreement attached hereto as Exhibit A, entitling the undersigned to purchase one share of Common Stock at an exercise price of $0.08 per share, expiring on one year from the date of this Subscription Agreement (a “Class A Warrant”); and

(3)
833,333 Class B Warrant, as further described in the Class B Warrant Agreement attached hereto as Exhibit B, entitling the undersigned to purchase one share of Common Stock at an exercise price of $0.08 per share, expiring two years from the date of this Subscription Agreement (a “Class B Warrant, and together with the Class A Warrant, the “Warrants”).

(b)           For purposes of this Subscription Agreement:

(1)	“Common Stock” means the common stock of the Company, par value $0.0001 per share.

(2)	“Securities” means the Purchased Shares, the Warrants and the Warrant Shares.

(3)	“Warrant Shares” means the shares of Common Stock issuable upon due exercise of the Warrants.

1.2           Purchase of Units.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for each Unit shall be one hundred thousand dollars ($100,000).  Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer of immediately available funds. Wire instructions are attached hereto as Appendix A.

1.3           Acceptance or Rejection.

(a)           The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

(b)           The undersigned understands and agrees that its subscription for each Unit is irrevocable.

(c)           In the event the sale of the Units subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Units.

SECTION 2

2.1           Closing

The closing (the "Closing") of the purchase and sale of the Units, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

SECTION 3

3.1           Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

(b)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

(d)           The undersigned understands that the Company is under no obligation to register the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)           The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

(f)           The undersigned acknowledges his understanding that the offering and sale of the Purchased Shares, Warrants and the issuance of the Warrant Shares upon due exercise of the Warrants is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)
The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(ii)
The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)
The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities.  The undersigned also represents it has not been organized for the purpose of acquiring the Securities;

(iv)
The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;  and

(v)	The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(g)           The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(h)           No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Units the undersigned is not relying upon any representations other than those contained herein.

(i) Any resale of the Securities during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Investor will not offer to sell or sell the Securities in any jurisdiction unless the Investor obtains all required consents, if any.

(j)           The undersigned understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities.  In this regard, the undersigned represents, warrants and agrees that:

1.
The undersigned is a Non U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

•	any natural person resident in the United States of America;

•	any partnership or corporation organized or incorporated under the laws of the United States of America;

•	any estate of which any executor or administrator is a U.S. person;

•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States of America;

•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•	any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

3.
The undersigned will not, during the period commencing on the date of issuance of the Purchased Shares or Warrants and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Purchased Shares or the Warrants in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4.
The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Shares or Warrants only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.
The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.
Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

7.
The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

8.
Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.  The undersigned agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

9.	Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)           “THE SECURITIESARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)           “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.
The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section 2.

(k)           The undersigned is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

(l)           The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(m)           The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(n)           The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.  The undersigned has reviewed all reports and other documents filed by the Company with the Securities and Exchange Commission (the “SEC Documents”).

(o)           The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the “Investor Questionnaire”), is correct and complete as of the date hereof.

(p)           Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the undersigned.

(q)           The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

(p)           The undersigned understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.  The undersigned further understands that there is a substantial risk of further dilution on his or its investment in the Company.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1           Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2           Authority.   (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of ___________ shares of Common Stock, of which _________ are issued and outstanding.  All the outstanding shares have been, or upon issuance will be, validly issued and are fully paid and non-assessable.

4.4           SEC Documents.  To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the “SEC”) or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.5           Exemption from Registration; Valid Issuances.  The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Securities shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.6           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.7           No Conflicts.                      The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with  the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.8           No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company.

4.9           No Undisclosed Events or Circumstances.   No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

4.10           No Integrated Offering.   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

4.11           No Misleading or Untrue Communication.   The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Securities, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

SECTION 5

5.1  Indemnity.  The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.

5.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.9           Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the _______day of November, 2010.

Amount of Investment:

$_______

INDIVIDUAL INVESTOR:
__________________
Name:

PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

 (Print Name of Entity)

By:__________________
Name:
Title:
Address:

Taxpayer Identification Number:__________________

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Units on behalf of the Company.

SUSPECT DETECTION SYSTEMS, INC.                                                                                                Dated: ______ ___, 2010

By:_______________________
Name:
Title:

Appendix A

Wiring Instructions

For Payment of Purchase Price

The following are the wire instructions for the account into which the payment of the purchase price for _____ Units subscribed for should be wired.

Account #: 9429354769
Routing #: 026009593
Reference Sub-Account # 11645
Account Name: David Lubin & Associates Master Escrow Account

Bank of America
400 Central Avenue
Lawrence, New York 11559

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

SUSPECT DETECTION SYSTEMS, INC.

INVESTOR QUESTIONNAIRE

A.	General Information

1.	Print Full Name of Investor:	Individual:
____________________________________
First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

Name of Entity

2.	Address for Notices:	Already registered as share holder
____________________________________
____________________________________

3.	Name of Primary Contact Person: Title:	____________________________________

4.	Telephone Number:	____________________________________

5.	E-Mail Address:	____________________________________

6.	Facsimile Number: Permanent Address:	____________________________________
7.	Permanent Address: (if different from Address for Notices above)	____________________________________

8.	Authorized Signatory: Title:	____________________________________ ____________________________________
	Telephone Number:	____________________________________
	Facsimile Number:	____________________________________
9.	U.S. Investors Only: U.S. Taxpayer Identification or Social Security Number:	____________________________________

B.           Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:
☐
A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

☐
A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐
A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐
An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). If an Investor has checked this box, please contact _______ for additional information that will be required.

☐	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐
A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact ______ for additional information that will be required.

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5 million.

☐
A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Units, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Units.

☐
An employee benefit plan within the meaning of ERISA if the decision to invest in the Units is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐
An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.           Supplemental Data for Entities

1.           If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): corporation

Jurisdiction of organization: Nevis Islands

2.           Was the Investor organized for the specific purpose of acquiring the Units?

☐ Yes	* No

If the answer to the above question is “Yes,” please contact _______, ________, at _______ or ________ for additional information that will be required.

3.           Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	* No

If the answer to the above question is “Yes,” please contact David Lubin & Associates, PLLC (david@dlubinassociates.com or 516-887-8200) for additional information that will be required.

4(a).           Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	* No

4(b).           If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes	* No

4(c.)           If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the Units is subject to ERISA. ___________%.

5.           Does the amount of the Investor’s subscription for the Units in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes	* No

If the question above was answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

6(a).           Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	* No

6(b).           If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

☐ Yes	☐ No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

7(a).           Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	* No

7(b).           If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

If either question above was answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

8.           If the Investor’s tax year ends on a date other than December 31, please indicate such date below:
November 15 2010
(Date)

D.            Related Parties

1. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes	* No

If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s): _______________________________-

2.                                                      Will any other person or persons have a beneficial interest in the Units to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

☐ Yes	* No

If either question above was answered “Yes”, please contact David Lubin & Associates for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Units. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Units. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By: ________________________________
(Signature)

(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	a Public Company (as defined below);

(iii)
A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Units;

2)	Real estate held for investment purposes;

3)	Commodity Shares (as defined below) held for investment purposes;

4)	Physical Commodities (as defined below) held for investment purposes;

5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6)
In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

7)	Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

i

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)
takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)
is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)	is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

ii

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

iii

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)	In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2)	In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i)	The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii)
A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

4

CLASS A WARRANT AGREEMENT

CLASS A WARRANT AGREEMENT (“Agreement”), dated as of November __, 2010, by and between Suspect Detection Systems, Inc., a Delaware corporation (the “Company”), and ____________________ (“Warrantholder”).  Certain capitalized terms used herein are defined in Section 15 hereof.

In consideration of the mutual terms, conditions, representations, warranties and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.	Issuance of Warrants.

The Company hereby issues and grants to Warrantholder ________ (_______) stock purchase warrants, which are hereby designated and shall be known as “Class A Warrants” (hereinafter referred to as “Warrants”).  Each Warrant shall grant to the holder thereof the right to purchase one (1) share of common stock of the Company (the “Common Stock”).  Commencing on _____________ (the “Warrant Commencement Date”), and terminating one year from the date of such issuance (the “Warrant Expiration Date”), the holder shall have the right, subject to the satisfaction of the conditions to exercise set forth in Section 7 of this Agreement, to purchase one (1) share of Common Stock per each Warrant (the shares of Common Stock issuable upon exercise of the Warrants being collectively referred to herein as the “Warrant Shares”) at an exercise price of $0.08 per Warrant Share (the “Exercise Price”).  The number of Warrant Shares issuable on exercise of each Warrant and the Exercise Price are all subject to adjustment pursuant to Section 8 of this Agreement.

Section 2.	Form of Warrant Certificates.

Promptly after the execution and delivery of this Agreement by the parties hereto, the Company may, in its sole and absolute discretion, cause to be executed and delivered to Warrantholder one or more certificates evidencing the Warrants (the “Warrant Certificates”).  Each Warrant Certificate delivered hereunder shall be substantially in the form set forth in Exhibit 1 – Warrant Form attached hereto and may have such letters, numbers or other identification marks and legends, summaries or endorsements printed thereon as the Company may deem appropriate and that are not inconsistent with the terms of this Agreement or as may be required by applicable law, rule or regulation.  Each Warrant Certificate shall be dated the date of execution by the Company.

Section 3.	Execution of Warrant Certificates.

Each Warrant Certificate delivered hereunder shall be signed on behalf of the Company by at least one of the following: its Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary.  Each such signature may be in the form of a facsimile thereof and may be imprinted or otherwise reproduced on the Warrant Certificates.

If any officer of the Company who signed any Warrant Certificate ceases to be an officer of the Company before the Warrant Certificate so signed shall have been delivered by the Company, such Warrant Certificate nevertheless may be delivered as though such person had not ceased to be such officer of the Company.

Section 4.	Registration of Ownership and Transfer.

Warrant Certificates shall be issued in registered form only.  The Company will keep or cause to be kept books for registration of ownership and transfer of each Warrant Certificate issued pursuant to this Agreement.  Each Warrant Certificate issued pursuant to this Agreement shall be numbered by the Company and shall be registered by the Company in the name of the holder thereof (initially the Warrantholder).  The Company may deem and treat the registered holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

5

Section 5.	No Transfers.

No Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of without the agreement of the Company, which will not be unreasonably withheld.

Section 6.	Mutilated or Missing Warrant Certificates.

If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue, upon surrender and cancellation of any mutilated Warrant Certificate, or in lieu of and substitution for any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equal number of Warrants.  In the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by the Company only upon the Company’s receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to the Company.

Section 7.	Exercise of Warrants.

       A.  Exercise.  Subject to the terms and conditions set forth in this Section 7, Warrants may be exercised, in whole or in part (but not as to any fractional part of a Warrant), at any time or from time to time on and after the Warrant Commencement Date and on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date.

In order to exercise any Warrant, Warrantholder shall deliver to the Company at its office referred to in Section 16 the following: (i) a written notice in the form of the Election to Purchase appearing at the end of the form of Warrant Certificate attached as Exhibit 2 – Form of Election to Purchase hereto of such Warrantholder’s election to exercise the Warrants, which notice shall specify the number of such Warrantholder’s Warrants being exercised; (ii) the Warrant Certificate or Warrant Certificates, if any, evidencing the Warrants being exercised; and (iii) payment of the aggregate Exercise Price.

All rights of Warrantholder with respect to any Warrant that has not been exercised, on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date shall immediately cease and such Warrants shall be automatically cancelled and void.

       B.           Payment of Exercise Price.  Payment of the Exercise Price with respect to Warrants being exercised hereunder shall be made by the payment to the Company, in cash, by check or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised.

C.           Payment of Taxes.  The Company shall be responsible for paying any and all issue, documentary, stamp or other taxes that may be payable in respect of any issuance or delivery of Warrant Shares on exercise of a Warrant. Notwithstanding anything contained herein to the contrary, the Warrantholder shall be responsible for all taxes that may be due and payable by the Warrantholder as a result of the issuance of this Warrant to the Warrantholder or as a result of the issuance of the Warrant Shares upon due exercise hereof.

D.           Delivery of Warrant Shares.  Upon receipt of the items referred to in Section 7A, the Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered, to or upon the written order of Warrantholder, and in the name of Warrantholder or Warrantholder’s designee, a stock certificate or stock certificates representing the number of Warrant Shares to be issued on exercise of the Warrant(s).  If the Warrant Shares shall in accordance with the terms thereof have become automatically convertible into shares of the Company’s Common Stock prior to the time a Warrant is exercised, the Company shall in lieu of issuing shares of Common Stock, issue to the Warrantholder or its designee on exercise of such Warrant, a stock certificate or stock certificates representing the number of shares of Common Stock into which the Warrant Shares issuable on exercise of such Warrant are convertible.  The certificates issued to Warrantholder or its designee shall bear any restrictive legend required under applicable law, rule or regulation.  The stock certificate or certificates so delivered shall be registered in the name of Warrantholder or such other name as shall be designated in said notice.  A Warrant shall be deemed to have been exercised and such stock certificate or stock certificates shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the aggregate Exercise Price and the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised, is received by the Company as aforesaid.  If the Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the stock certificates, deliver to the holder thereof a new Warrant Certificate evidencing the Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Warrants evidenced thereby) be identical to the Warrant Certificate being exercised.  Any Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

6

Section 8.	Adjustment of Number of Warrant Shares Issuable Upon Exercise of a Warrant and Adjustment of Exercise Price.

       A.  Adjustment for Stock Splits, Stock Dividends, Recapitalizations.  The number of Warrant Shares issuable upon exercise of each Warrant and the Exercise Price shall each be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding shares of Common Stock that occurs after the date hereof.

       B.  Adjustments for Reorganization, Consolidation, Merger.  If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, Warrantholder, upon any permitted exercise of a Warrant (as provided in Section 7), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which such Warrantholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Warrantholder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 8.  The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Warrantholder a written acknowledgment of such entity’s obligations under the Warrants and this Agreement.

       C.  Notice of Certain Events.  Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Warrants or the Exercise Price, the Company shall promptly thereafter (i) compute such adjustment in accordance with the terms of the Warrants, (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to Warrantholder.

Section 9.	Reservation of Shares.

The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the aggregate number of the Warrant Shares deliverable upon the exercise of all outstanding Warrants, for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon the due and punctual exercise of the Warrants, through 5:00 p.m., Eastern time, on the Warrant Expiration Date.

Section 10.	No Impairment.

The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder under the Warrants and this Agreement against wrongful impairment.  Without limiting the generality of the foregoing, the Company:  (i) shall not set or increase the par value of any Warrant Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

7

Section 11.	Representations and Warranties of Warrantholder.

Warrantholder represents and warrants to the Company that, on the date hereof and on the date the Warrantholder exercises the Warrant pursuant to the terms of this Agreement:

A.           Warrantholder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act and acknowledges that the Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration becomes available.

B.           Warrantholder is acquiring the Warrants for Warrantholder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

C.           Warrantholder understands that the Warrants and the Warrant Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Warrantholder set forth herein in order to determine the applicability of such exemptions and the suitability of the Warrantholder to acquire the Warrants and Warrant Shares.  In this regard, Warrantholder represents, warrants and agrees that:

(1)           Warrantholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Warrants and Warrant Shares for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

                                                                (A)          any natural person resident in the United States of America;

(B)           any partnership or corporation organized or incorporated under the laws of the United States of America;

                                                                (C)           any estate of which any executor or administrator is a U.S. person;

                                                                (D)           any trust of which any trustee is a U.S. person;

(E)           any agency or branch of a foreign entity located in the United States of America;

(F)           any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                                                                (H)           any partnership or corporation if:

8

                                                                                (i)     organized or incorporated under the laws of any foreign jurisdiction; and

(ii)    formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Warrantholder was outside of the United States.

(3)           Warrantholder will not, during the period commencing on the date of issuance of the Warrants and Warrant Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)           Warrantholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws and this Agreement.

(5)           Warrantholder was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Warrants and Warrant Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)           Neither Warrantholder nor or any person acting on Warrantholder’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Warrants and Warrant Shares and the Warrantholder and any person acting on Warrantholder’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7)           The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)           Neither Warrantholder nor any person acting on Warrantholder’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Warrants and Warrant Shares.  Warrantholder agrees not to cause any advertisement of the Warrants and Warrant Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Warrants and Warrant Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)           Each certificate representing the Warrants and Warrant Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

9

(A)           “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)           “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10)           Warrantholder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Warrants and Warrant Shares set forth in this Section 11.

Section 12.	No Rights or Liabilities as Stockholder.

No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company.  No provision hereof, in the absence of affirmative action by Warrantholder to purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 13.	Fractional Interests.

The Company shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants or to distribute certificates that evidence fractional shares of Common Stock.  If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of a Warrant, the number of Warrant Shares to be issued by the Company shall be rounded to the nearest whole number, with one-half or greater being rounded up.

Section 14.	Definitions.

Unless the context otherwise requires, the terms defined in this Section 15, whenever used in this Agreement shall have the respective meanings hereinafter specified and words in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.

 “Business Day” shall mean any day on which banking institutions are generally open for business in Delaware.

“Common Stock” means the common stock of the Company.

“Exercise Price” shall be the price per Warrant Share at which Warrantholder is entitled to purchase Warrant Shares upon exercise of any Warrant determined in accordance with Section 7 and  subject to adjustment as provided in Sections 8 and 17 hereof.

“Person” shall mean any corporation, association, partnership, limited liability company, joint venture, trust, organization, business, individual, government or political subdivision thereof or governmental body.

10

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor federal statute.

Section 15.	Notices.

All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a “Notice”) shall be in writing and shall be sufficiently given (a) if hand delivered, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Company:

Suspect Detection Systems, Inc.
150 West 56th Street, Suite 4005
New York, NY 10019

if to Warrantholder:

or such other address as shall be furnished by any of the parties hereto in a Notice.  Any Notice shall be deemed given upon receipt.

Section 16.	Supplements, Amendments and Waivers.

This Agreement may be supplemented or amended only by a subsequent writing signed by each of the parties hereto (or their successors or permitted assigns), and any provision hereof may be waived only by a written instrument signed by the party charged therewith.

Section 17.	Successors and Assigns.

Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.  Warrants issued under this Agreement may be assigned by Warrantholder only to the extent such assignment satisfies the restrictions on transfer set forth in this Agreement; any attempted assignment of Warrants in violation of the terms hereof shall be void ab initio.

Section 18.	Termination.

This Agreement (other than Sections 7C, 11, and Sections 16 through 27, inclusive, and all related definitions, all of which shall survive such termination) shall terminate on the earlier of (i) the Warrant Expiration Date and (ii) the date on which all Warrants have been exercised by the Warrantholder or redeemed by the Company.

Section 19.	Governing Law; Jurisdiction.

                                                                A.  Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the state of Delaware and the federal laws of the United States applicable herein.

                                                                B.  Submission to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the state of Delaware, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Agreement or the Warrant Certificates and Warrants to be issued pursuant hereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts.  Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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                                                                C.  Venue.  Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement, or the Warrant Certificates and Warrants to be issued pursuant hereto, in any court referred to in this Subsection B.  Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

Section 20.	Third Party Beneficiaries.

Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto and their successors and permitted assigns.

Section 21.	Headings.

The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 22.	Entire Agreement.

This Agreement, together with the Warrant Certificates and Exhibits, and the Subscription Agreement, dated of even date herewith, by and between the Company and the Warrantholder, constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties hereto with respect to such subject matter.

Section 23.	Expenses.

Each of the parties hereto shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Agreement and in consummating the transactions contemplated herein, except as otherwise expressly provided for herein.

Section 24.	Neutral Construction.

The parties to this Agreement agree that this Agreement was negotiated fairly between them at arm’s length and that the final terms of this Agreement are the product of the parties’ negotiations.  Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby.  The parties agree that this Agreement shall be deemed to have been jointly and equally drafting by them, and that the provisions of this Agreement therefore should not be construed against a party or parties on the grounds that such party or parties drafted or was more responsible for the drafting of any such provision(s).

Section 25.	Representations and Warranties.

The Company hereby represents and warrants to the Warrantholder that:

                                                                (a)  the Company has all requisite corporate power and authority to (i) execute and deliver this Agreement and (ii) issue and sell the Common Stock upon the conversion thereof and carry out provisions of this Agreement.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Common Stock to be sold hereunder has been taken or will be taken prior to the date hereof;

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                                                                (b)  this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to application affecting enforcement of creditor’s rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies;

                                                                (c)  the Common Stock issuable upon the conversion thereof that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws;

                                                                (d)  subject in part to the truth and accuracy of Warrantholder’s representations set forth in Section 11 of this Agreement, the offer, sale and issuance of the Common Stock issuable upon the conversion thereof as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the qualification or registration requirements of any state securities or other applicable blue sky laws; and

                                                                (e)  the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonremoval of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

Section 26.	Counterparts.

This Agreement may be executed in counterparts and by facsimile and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SUSPECT DETECTION SYSTEMS, INC.

By:
Name:
Title:
[WARRANTHOLDER]

By:
Name:
Title:

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EXHIBIT 1
WARRANT FORM

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH, A CLASS A WARRANT AGREEMENT BETWEEN SUSPECT DETECTION SYSTEMS, INC. AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.

NO. ___________	_______ CLASS A WARRANTS

FORM OF

Class A Warrant Certificate

SUSPECT DETECTION SYSTEMS, INC..

This Warrant Certificate certifies that __________________ (the “Warrantholder”), is the registered holder of _____________ Class A Warrants (the “Warrants”) to purchase shares (the “Warrant Shares”) of Common Stock of Suspect Detection Systems, Inc. (the “Company”).  Each Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth in Section 7 of the Warrant Agreement referred to below, to purchase from the Company at any time or from time to time on and after _________(the “Warrant Commencement Date”) and terminate on or prior to 5:00 p.m., Eastern time, on _________________ (the “Warrant Expiration Date”) one fully paid and nonassessable Warrant Share at the Exercise Price set forth in the Warrant Agreement.  The number of Warrant Shares for which each Warrant is exercisable and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase Warrant Shares and are issued pursuant to a Class A Warrant Agreement, dated as of ________________ (the “Warrant Agreement”), between the Company and the Warrantholder, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Warrantholder.

Warrantholder may exercise vested Warrants by surrendering this Warrant Certificate, with the Election to Purchase attached hereto properly completed and executed, together with payment of the aggregate Exercise Price, at the offices of the Company specified in Section 16 of the Warrant Agreement.  If upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

This Warrant Certificate, when surrendered at the offices of the Company specified in Section 16 of the Warrant Agreement, by the registered holder thereof in person, by legal representative or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

WITNESS the signatures of the duly authorized officers of the Company.

Dated:  _____________
SUSPECT DETECTION SYSTEMS, INC.

By:
Name
Title

Exhibit 2

Form of Election to Purchase

The undersigned hereby irrevocably elects to exercise _________ of the Class A Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Warrant Agreement.  The undersigned requests that a certificate representing such Warrant Shares be registered in the name of , whose address is  and that such certificate be delivered to , whose address is .  If said number of Warrants is less than the number of Warrants evidenced by the Warrant Certificate (as calculated pursuant to the Warrant Agreement), the undersigned requests that a new Warrant Certificate evidencing the number of Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of , whose address is  and that such Warrant Certificate be delivered to , whose address is .

Dated:                                   ,

Name of holder of Warrant Certificate:
________________________________________
(Please Print)
Address: _________________________________

                 _________________________________

Federal Tax ID No.: _________________________
Signature: ________________________________

Note:
The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.

Dated:                           ,

1-ii

CLASS B WARRANT AGREEMENT

CLASS B WARRANT AGREEMENT (“Agreement”), dated as of November __, 2010, by and between Suspect Detection Systems, Inc., a Delaware corporation (the “Company”), and ____________________ (“Warrantholder”).  Certain capitalized terms used herein are defined in Section 15 hereof.

In consideration of the mutual terms, conditions, representations, warranties and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 27.	Issuance of Warrants.

The Company hereby issues and grants to Warrantholder ________ (_______) stock purchase warrants, which are hereby designated and shall be known as “Class B Warrants” (hereinafter referred to as “Warrants”).  Each Warrant shall grant to the holder thereof the right to purchase one (1) share of common stock of the Company (the “Common Stock”).  Commencing on _____________ (the “Warrant Commencement Date”), and terminating two year from the date of such issuance (the “Warrant Expiration Date”), the holder shall have the right, subject to the satisfaction of the conditions to exercise set forth in Section 7 of this Agreement, to purchase one (1) share of Common Stock per each Warrant (the shares of Common Stock issuable upon exercise of the Warrants being collectively referred to herein as the “Warrant Shares”) at an exercise price of $0.15 per Warrant Share (the “Exercise Price”).  The number of Warrant Shares issuable on exercise of each Warrant and the Exercise Price are all subject to adjustment pursuant to Section 8 of this Agreement.

Section 28.	Form of Warrant Certificates.

Promptly after the execution and delivery of this Agreement by the parties hereto, the Company may, in its sole and absolute discretion, cause to be executed and delivered to Warrantholder one or more certificates evidencing the Warrants (the “Warrant Certificates”).  Each Warrant Certificate delivered hereunder shall be substantially in the form set forth in Exhibit 1 – Warrant Form attached hereto and may have such letters, numbers or other identification marks and legends, summaries or endorsements printed thereon as the Company may deem appropriate and that are not inconsistent with the terms of this Agreement or as may be required by applicable law, rule or regulation.  Each Warrant Certificate shall be dated the date of execution by the Company.

Section 29.	Execution of Warrant Certificates.

Each Warrant Certificate delivered hereunder shall be signed on behalf of the Company by at least one of the following: its Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary.  Each such signature may be in the form of a facsimile thereof and may be imprinted or otherwise reproduced on the Warrant Certificates.

If any officer of the Company who signed any Warrant Certificate ceases to be an officer of the Company before the Warrant Certificate so signed shall have been delivered by the Company, such Warrant Certificate nevertheless may be delivered as though such person had not ceased to be such officer of the Company.

Section 30.	Registration of Ownership and Transfer.

Warrant Certificates shall be issued in registered form only.  The Company will keep or cause to be kept books for registration of ownership and transfer of each Warrant Certificate issued pursuant to this Agreement.  Each Warrant Certificate issued pursuant to this Agreement shall be numbered by the Company and shall be registered by the Company in the name of the holder thereof (initially the Warrantholder).  The Company may deem and treat the registered holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section 31.	No Transfers.

No Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of without the agreement of the Company, which will not be unreasonably withheld.

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Section 32.	Mutilated or Missing Warrant Certificates.

If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue, upon surrender and cancellation of any mutilated Warrant Certificate, or in lieu of and substitution for any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equal number of Warrants.  In the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by the Company only upon the Company’s receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to the Company.

Section 33.	Exercise of Warrants.

       A.  Exercise.  Subject to the terms and conditions set forth in this Section 7, Warrants may be exercised, in whole or in part (but not as to any fractional part of a Warrant), at any time or from time to time on and after the Warrant Commencement Date and on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date.

In order to exercise any Warrant, Warrantholder shall deliver to the Company at its office referred to in Section 16 the following: (i) a written notice in the form of the Election to Purchase appearing at the end of the form of Warrant Certificate attached as Exhibit 2 – Form of Election to Purchase hereto of such Warrantholder’s election to exercise the Warrants, which notice shall specify the number of such Warrantholder’s Warrants being exercised; (ii) the Warrant Certificate or Warrant Certificates, if any, evidencing the Warrants being exercised; and (iii) payment of the aggregate Exercise Price.

All rights of Warrantholder with respect to any Warrant that has not been exercised, on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date shall immediately cease and such Warrants shall be automatically cancelled and void.

       B.           Payment of Exercise Price.  Payment of the Exercise Price with respect to Warrants being exercised hereunder shall be made by the payment to the Company, in cash, by check or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised.

C.           Payment of Taxes.  The Company shall be responsible for paying any and all issue, documentary, stamp or other taxes that may be payable in respect of any issuance or delivery of Warrant Shares on exercise of a Warrant. Notwithstanding anything contained herein to the contrary, the Warrantholder shall be responsible for all taxes that may be due and payable by the Warrantholder as a result of the issuance of this Warrant to the Warrantholder or as a result of the issuance of the Warrant Shares upon due exercise hereof.

D.           Delivery of Warrant Shares.  Upon receipt of the items referred to in Section 7A, the Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered, to or upon the written order of Warrantholder, and in the name of Warrantholder or Warrantholder’s designee, a stock certificate or stock certificates representing the number of Warrant Shares to be issued on exercise of the Warrant(s).  If the Warrant Shares shall in accordance with the terms thereof have become automatically convertible into shares of the Company’s Common Stock prior to the time a Warrant is exercised, the Company shall in lieu of issuing shares of Common Stock, issue to the Warrantholder or its designee on exercise of such Warrant, a stock certificate or stock certificates representing the number of shares of Common Stock into which the Warrant Shares issuable on exercise of such Warrant are convertible.  The certificates issued to Warrantholder or its designee shall bear any restrictive legend required under applicable law, rule or regulation.  The stock certificate or certificates so delivered shall be registered in the name of Warrantholder or such other name as shall be designated in said notice.  A Warrant shall be deemed to have been exercised and such stock certificate or stock certificates shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the aggregate Exercise Price and the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised, is received by the Company as aforesaid.  If the Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the stock certificates, deliver to the holder thereof a new Warrant Certificate evidencing the Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Warrants evidenced thereby) be identical to the Warrant Certificate being exercised.  Any Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

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Section 34.	Adjustment of Number of Warrant Shares Issuable Upon Exercise of a Warrant and Adjustment of Exercise Price.

             A.  Adjustment for Stock Splits, Stock Dividends, Recapitalizations.  The number of Warrant Shares issuable upon exercise of each Warrant and the Exercise Price shall each be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding shares of Common Stock that occurs after the date hereof.

             B.  Adjustments for Reorganization, Consolidation, Merger.  If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, Warrantholder, upon any permitted exercise of a Warrant (as provided in Section 7), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which such Warrantholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Warrantholder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 8.  The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Warrantholder a written acknowledgment of such entity’s obligations under the Warrants and this Agreement.

             C.  Notice of Certain Events.  Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Warrants or the Exercise Price, the Company shall promptly thereafter (i) compute such adjustment in accordance with the terms of the Warrants, (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to Warrantholder.

Section 35.	Reservation of Shares.

The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the aggregate number of the Warrant Shares deliverable upon the exercise of all outstanding Warrants, for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon the due and punctual exercise of the Warrants, through 5:00 p.m., Eastern time, on the Warrant Expiration Date.

Section 36.	No Impairment.

The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder under the Warrants and this Agreement against wrongful impairment.  Without limiting the generality of the foregoing, the Company:  (i) shall not set or increase the par value of any Warrant Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

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Section 37.	Representations and Warranties of Warrantholder.

Warrantholder represents and warrants to the Company that, on the date hereof and on the date the Warrantholder exercises the Warrant pursuant to the terms of this Agreement:

A.           Warrantholder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act and acknowledges that the Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration becomes available.

B.           Warrantholder is acquiring the Warrants for Warrantholder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

C.           Warrantholder understands that the Warrants and the Warrant Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Warrantholder set forth herein in order to determine the applicability of such exemptions and the suitability of the Warrantholder to acquire the Warrants and Warrant Shares.  In this regard, Warrantholder represents, warrants and agrees that:

(1)           Warrantholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Warrants and Warrant Shares for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

                (A) any natural person resident in the United States of America;

                (B)  any partnership or corporation organized or incorporated under the laws of the United States of America;

                (C) any estate of which any executor or administrator is a U.S. person;

                (D) any trust of which any trustee is a U.S. person;

                (E)  any agency or branch of a foreign entity located in the United States of America;

                (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                (H) any partnership or corporation if:

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(i)     organized or incorporated under the laws of any foreign jurisdiction; and

(ii)    formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Warrantholder was outside of the United States.

(3)           Warrantholder will not, during the period commencing on the date of issuance of the Warrants and Warrant Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)           Warrantholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws and this Agreement.

(5)           Warrantholder was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Warrants and Warrant Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)           Neither Warrantholder nor or any person acting on Warrantholder’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Warrants and Warrant Shares and the Warrantholder and any person acting on Warrantholder’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7)           The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)           Neither Warrantholder nor any person acting on Warrantholder’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Warrants and Warrant Shares.  Warrantholder agrees not to cause any advertisement of the Warrants and Warrant Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Warrants and Warrant Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)           Each certificate representing the Warrants and Warrant Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

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(A)           “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)           “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10)           Warrantholder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Warrants and Warrant Shares set forth in this Section 11.

Section 38.	No Rights or Liabilities as Stockholder.

No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company.  No provision hereof, in the absence of affirmative action by Warrantholder to purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 39.	Fractional Interests.

The Company shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants or to distribute certificates that evidence fractional shares of Common Stock.  If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of a Warrant, the number of Warrant Shares to be issued by the Company shall be rounded to the nearest whole number, with one-half or greater being rounded up.

Section 40.	Definitions.

Unless the context otherwise requires, the terms defined in this Section 15, whenever used in this Agreement shall have the respective meanings hereinafter specified and words in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.

 “Business Day” shall mean any day on which banking institutions are generally open for business in Delaware.

“Common Stock” means the common stock of the Company.

“Exercise Price” shall be the price per Warrant Share at which Warrantholder is entitled to purchase Warrant Shares upon exercise of any Warrant determined in accordance with Section 7 and  subject to adjustment as provided in Sections 8 and 17 hereof.

“Person” shall mean any corporation, association, partnership, limited liability company, joint venture, trust, organization, business, individual, government or political subdivision thereof or governmental body.

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“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor federal statute.

Section 41.	Notices.

All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a “Notice”) shall be in writing and shall be sufficiently given (a) if hand delivered, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Company:

Suspect Detection Systems, Inc.
150 West 56th Street, Suite 4005
New York, NY 10019

if to Warrantholder:

or such other address as shall be furnished by any of the parties hereto in a Notice.  Any Notice shall be deemed given upon receipt.

Section 42.	Supplements, Amendments and Waivers.

This Agreement may be supplemented or amended only by a subsequent writing signed by each of the parties hereto (or their successors or permitted assigns), and any provision hereof may be waived only by a written instrument signed by the party charged therewith.

Section 43.	Successors and Assigns.

Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.  Warrants issued under this Agreement may be assigned by Warrantholder only to the extent such assignment satisfies the restrictions on transfer set forth in this Agreement; any attempted assignment of Warrants in violation of the terms hereof shall be void ab initio.

Section 44.	Termination.

This Agreement (other than Sections 7C, 11, and Sections 16 through 27, inclusive, and all related definitions, all of which shall survive such termination) shall terminate on the earlier of (i) the Warrant Expiration Date and (ii) the date on which all Warrants have been exercised by the Warrantholder or redeemed by the Company.

Section 45.	Governing Law; Jurisdiction.

             A.  Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the state of Delaware and the federal laws of the United States applicable herein.

           B.  Submission to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the state of Delaware, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Agreement or the Warrant Certificates and Warrants to be issued pursuant hereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts.  Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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             C.  Venue.  Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement, or the Warrant Certificates and Warrants to be issued pursuant hereto, in any court referred to in this Subsection B.  Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

Section 46.	Third Party Beneficiaries.

Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto and their successors and permitted assigns.

Section 47.	Headings.

The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 48.	Entire Agreement.

This Agreement, together with the Warrant Certificates and Exhibits, and the Subscription Agreement, dated of even date herewith, by and between the Company and the Warrantholder, constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties hereto with respect to such subject matter.

Section 49.	Expenses.

Each of the parties hereto shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Agreement and in consummating the transactions contemplated herein, except as otherwise expressly provided for herein.

Section 50.	Neutral Construction.

The parties to this Agreement agree that this Agreement was negotiated fairly between them at arm’s length and that the final terms of this Agreement are the product of the parties’ negotiations.  Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby.  The parties agree that this Agreement shall be deemed to have been jointly and equally drafting by them, and that the provisions of this Agreement therefore should not be construed against a party or parties on the grounds that such party or parties drafted or was more responsible for the drafting of any such provision(s).

Section 51.	Representations and Warranties.

The Company hereby represents and warrants to the Warrantholder that:

                (a)  the Company has all requisite corporate power and authority to (i) execute and deliver this Agreement and (ii) issue and sell the Common Stock upon the conversion thereof and carry out provisions of this Agreement.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Common Stock to be sold hereunder has been taken or will be taken prior to the date hereof;

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                (b)  this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to application affecting enforcement of creditor’s rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies;

                (c)  the Common Stock issuable upon the conversion thereof that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws;

                (d)  subject in part to the truth and accuracy of Warrantholder’s representations set forth in Section 11 of this Agreement, the offer, sale and issuance of the Common Stock issuable upon the conversion thereof as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the qualification or registration requirements of any state securities or other applicable blue sky laws; and

                (e)  the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonremoval of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

Section 52.	Counterparts.

This Agreement may be executed in counterparts and by facsimile and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SUSPECT DETECTION SYSTEMS, INC.

By:
Name:
Title:

[WARRANTHOLDER]

By:
Name:
Title:

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EXHIBIT 1
WARRANT FORM

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH, A CLASS B WARRANT AGREEMENT BETWEEN SUSPECT DETECTION SYSTEMS, INC. AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.

NO. __________	_______ CLASS B WARRANTS

FORM OF

Class B Warrant Certificate

  SUSPECT DETECTION SYSTEMS, INC.

This Warrant Certificate certifies that __________________ (the “Warrantholder”), is the registered holder of _____________ Class B Warrants (the “Warrants”) to purchase shares (the “Warrant Shares”) of Common Stock of Suspect Detection Systems, Inc. (the “Company”).  Each Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth in Section 7 of the Warrant Agreement referred to below, to purchase from the Company at any time or from time to time on and after _________(the “Warrant Commencement Date”) and terminate on or prior to 5:00 p.m., Eastern time, on _________________ (the “Warrant Expiration Date”) one fully paid and nonassessable Warrant Share at the Exercise Price set forth in the Warrant Agreement.  The number of Warrant Shares for which each Warrant is exercisable and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase Warrant Shares and are issued pursuant to a Class B Warrant Agreement, dated as of ________________ (the “Warrant Agreement”), between the Company and the Warrantholder, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Warrantholder.

Warrantholder may exercise vested Warrants by surrendering this Warrant Certificate, with the Election to Purchase attached hereto properly completed and executed, together with payment of the aggregate Exercise Price, at the offices of the Company specified in Section 16 of the Warrant Agreement.  If upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

This Warrant Certificate, when surrendered at the offices of the Company specified in Section 16 of the Warrant Agreement, by the registered holder thereof in person, by legal representative or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

WITNESS the signatures of the duly authorized officers of the Company.

Dated:  _____________

SUSPECT DETECTION SYSTEMS, INC

By:
Name:
Title:

Exhibit 2

Form of Election to Purchase

The undersigned hereby irrevocably elects to exercise _________ of the Class B Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Warrant Agreement.  The undersigned requests that a certificate representing such Warrant Shares be registered in the name of , whose address is  and that such certificate be delivered to , whose address is .  If said number of Warrants is less than the number of Warrants evidenced by the Warrant Certificate (as calculated pursuant to the Warrant Agreement), the undersigned requests that a new Warrant Certificate evidencing the number of Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of , whose address is  and that such Warrant Certificate be delivered to , whose address is .

Dated:                                   ,

Name of holder of Warrant Certificate:
______________________________
______________________________
(Please Print)

Address: _______________________
             _______________________

Federal Tax ID No.: ________________

Signature: _______________________

Note:
The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.

Dated:                           ,

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